Operating Lease Right-of-Use Assets, Net (Tables)	12 Months Ended
Jun. 30, 2025
Operating Lease Right-of-Use Assets, Net [Abstract]
Schedule of Operating Lease Right -of-Use Assets

Operating lease right -of-use assets, net was as follows as of June 30, 2025 and 2024:

	2024	Increase/ (Decrease)	Exchange rate translation	2025
Shou Hill Valley Area	$2,104,731	$-	$(9,349)	$2,095,382
Villas	2,077,404	-	(9,228)	2,068,176
Farmland*	2,104,731	-	(9,349)	2,095,382
Base Station Tower	245,181	-	(1,089)	244,092
Total right-of-use assets, at cost	6,532,047	-	(29,015)	6,503,032
Less: accumulated amortization	(1,736,774)	(402,441)	19,212	(2,120,003)
Right-of-use assets, net	$4,795,273	$(402,441)	(9,803)	$4,383,029

*	On July 7, 2021, E-Home Pingtan entered into an agreement with an unaffiliated company and individual to obtain the right of use for farmland of 74 acers for $2,319,791 (RMB 15,000,000). The Company prepaid the installment of $2,319,791 (RMB 15,000,000) to the individual as of June 30, 2022.